UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2001

                               Azul Holdings Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    000-14747                 04-2751102
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


4450 Arapahoe Avenue, Suite 100, Boulder, Colorado               80303
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (303) 448-8833


                                 Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 10, 2001, Azul Holdings Inc. engaged Deloitte & Touche LLP as its new independent accountants. The Azul Holdings audit committee and board of directors approved this new engagement. Deloitte & Touche LLP replaces Richard A. Eisner & Company, LLP, who as previously reported in the Azul Holdings Current Report on Form 8-K dated December 11, 2000 was dismissed as independent accountants for Azul Holdings.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 16, 2001                      AZUL HOLDINGS INC.


                                         By: /s/ Edward S. Wittman
                                             ---------------------
                                             Edward S. Wittman
                                             Vice President, Chief Financial
                                             Officer, Treasurer and Secretary